EXHIBIT 32.1
              Certification of the Chief Executive Officer pursuant
                 to 18 U.S.C. Section 1350, as adopted pursuant
                   to Section 906 of the Sarbanes-Oxley Act of
                                      2002

In connection with this annual report of Espey Mfg. & Electronics Corp. (the "Company") on Form 10-K for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Howard Pinsley, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 29, 2003


                                               /s/Howard Pinsley
                                               ---------------------------------
                                               Howard Pinsley
                                               President and
                                               Chief Executive Officer